UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 7, 2009

TUSCANY MINERALS LTD.

(Exact name of registrant as specified in its charter)

Wyoming

(State or other jurisdiction of incorporation)

000-32981

(Commission File Number)

98-0335259

(IRS Employer Identification No.)

780 - 333 Seymour Street, Vancouver, British Columbia, V6B 5A6

(Address of principal executive offices and Zip Code)

778.370.1715

(Registrant's telephone number, including area code)

Tuscany Minerals, Ltd.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective July 7, 2009, we merged with and into our wholly-owned subsidiary, Tuscany Minerals Ltd., a Wyoming company, with the surviving company being Tuscany Minerals Ltd., the Wyoming company. As a result of this transaction, we have redomiciled from the State of Washington to the State of Wyoming. Our bylaws have been amended in accordance with the Wyoming Business Corporation Act.

A majority of our shareholders approved the merger at our annual and special meeting held on July 2, 2009.

Item 9.01 Financial Statements and Exhibits

3.1	Articles of Merger out of Washington
3.2	Articles of Merger into Wyoming
3.3	Amended Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUSCANY MINERALS LTD.

/s/ Ross J. Tocher

Ross J. Tocher

President and Chief Executive Officer

Date: July 16, 2009

CW2727160.1